Exhibit 99.1

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Fourth Quarter and
Fiscal Year 2003

Conference Call

February 5, 2004

[LOGO]

Safe Harbor: Forward Looking Statements

During the course of today’s call, our executives will make projections and other forward-looking statements, including statements regarding the business outlook, future financial and operating results, in particular with regard to the first quarter and full year 2004, and strategic and operational plans. We wish to caution you that such statements are just predictions based on management’s current expectations or beliefs, and that actual events or results may differ materially. We refer you to documents the company files with the Securities and Exchange Commission, including Form 10-Q for the quarter ended September 30, 2003, Form 10-K for the year ended December 31, 2002, and our registration statement on Form S-4 for the acquisition of Crystal Decisions. These documents identify important risk factors that could cause actual results to differ materially from those contained in our forward-looking statements. We caution you that the company assumes no duty to confirm, update or revise the financial forecast for the quarter or year, or any other forward-looking information contained in this call, as a result of new developments or otherwise. Our discussion today will also include non-GAAP financial measures described as pro forma information. A reconciliation of this pro forma information to GAAP financial statements is available on our investor relations web page at www.businessobjects.com.

Copyright © 2004 Business Objects, SA. All rights reserved.	[LOGO]

Use of Non-GAAP Financial Measures

This presentation includes financial measures for net income (loss) and earnings (loss) per share that exclude certain non-cash charges and that have not been calculated in accordance with GAAP. These measures differ from GAAP in that they exclude the write off of in-process technology associated with the acquisition of Crystal Decisions, the amortization of capitalized research and technology, the amortization of deferred stock-based compensation, the amortization of other intangibles, restructuring charges, other one-time integration charges associated with the Crystal Decisions acquisition and elimination of maintenance revenue due to the impact of purchase accounting entries on deferred revenue.  In addition, this presentation includes pro forma statement of operations line items and balance sheet items for Business Objects and Crystal Decisions as if the acquisition had not occurred in the fourth quarter of 2003. Business Objects has provided these measurements in addition to GAAP financial results because it believes they provide a consistent basis for comparison between quarters that is not influenced by certain non-cash expenses related to the acquisition of Crystal Decisions and therefore is helpful to understanding Business Objects’ underlying operational results. Further, these non-GAAP measures are some of the primary measures Business Objects’ management uses for planning and forecasting.  These measures should not be considered an alternative to GAAP, and these non-GAAP measures may not be comparable to information provided by other companies.

Financial Results

Jim Tolonen, CFO

[LOGO]

GAAP Results for Q4

•                  Revenue: $184.2m, up 46%

•                  Includes 20 days contribution from Crystal Decisions

•                  Net Loss: $8.6m

•                  Reflects $43.5m of acquisition-related charges

Accounting Adj. & Acquisition-Related Charges

$ Amount
In-process R&D	$28.0M
Amort of developed technology	$1.0M
Amort of deferred stock-based compensation	$0.6M
Other intangibles	$0.6M
Restructuring charges	$7.8M
Integration charges	$5.5M
Total	$43.5M

Business Objects: Q4 Pro Forma Standalone

	Amount		YoY Growth
License	$76	M	16%
Services	$82	M	36%
Total	$158	M	25%

[CHART]

Business Objects Q4 Pro Forma Standalone

	Amount		% of Rev.
Gross Margin	$133	M	84%
Sales & Marketing	$66	M	42%
Research & Development	$24	M	15%
General & Administrative	$10	M	6%
Operating Income	$33	M	21%

Crystal Decisions: Q4 Pro Forma Standalone

	Amount		YoY Growth
License	$51	M	9%
Services	$31	M	26%
Total	$82	M	15%

[CHART]

Crystal Decisions Q4 Pro Forma Standalone

	Amount		% of Rev.
Gross Margin	$65	M	80%
Sales & Marketing	$33	M	40%
Research & Development	$12	M	15%
General & Administrative	$6	M	7%
Operating Income	$13	M	16%

Business Objects Combined Q4 Pro Forma

	Amount		YoY Growth
License	$127	M	13%
Services	$113	M	33%
Total	$240	M	21%

[CHART]

Combined Q4 Pro Forma

	Amount		% of Rev.
Gross Margin	$198	M	83%
Sales & Marketing	$99	M	42%
Research & Development	$36	M	15%
General & Administrative	$17	M	7%
Operating Income	$46	M	19%

Strong Balance Sheet

As of December 31, 2003

	$ Amount
Cash & Equivalents	$235	M
Deferred Revenue	$136	M
Total Assets	$1.8	B
Pro-Forma DSO	71 days

Guidance

•                       1Q04 guidance:

•                       Revenue range: $208m – $218m

•                       GAAP EPS range: $0.03 – $0.09

•                       Pro Forma EPS range: $0.10 — $0.16

•                       Assumptions

•                       Pro forma EPS excludes $10m of acquisition-related amortization, purchase accounting adjustments and restructuring charges

•                       Both GAAP and pro forma EPS exclude $12.6m of deferred maintenance revenue

•                       Fully diluted shares expected to be approximately 94.5m

Operating Highlights

John Olsen, COO

[LOGO]

Overview

•                       Continued strong execution for last two quarters

•                       Integration planning complete

Business Objects  Performance by Regions (Q4 2003)

[GRAPHIC]

[CHART]

Comparison of Q4 2003 v. Q4 2002; in US$

Combined Company Pro Forma Revenue Mix

[CHART]

*Approximate percent of total revenue for pro forma combined company for Q4 2003

Crystal Decisions Q4 Highlights

•                       Revenue growth 15%

•                       Crystal Enterprise grew 42%

•                       30% revenue growth in Europe

•                       Key customers:

•                       ADP

•                       Deutsche Bank

•                       3M Company

•                       Baxter Healthcare

•                       Kaiser Permanente

•                       Pfizer

•                       US Dept. of Defense

Business Objects Enterprise 6

•                  $33 million license revenue; +177% sequentially

•                  43% of license total

•                  649 transactions – 87 over $100k

•                  Important customer wins

•                  Eli Lilly

•                  ENI

•                  General Motors

•                  Hoffman LaRoche

•                  McDonald’s (Germany)

•                  IRS

•                  Sabre

Analytic Applications & EPM

•                       Q4 License revenue: $7.5 million

•                       128 transactions; 20 over $100k

•                       Full year license revenue $25.7 million, +23%

•                       Key Q4 customer wins:

•                       Choice Hotels

•                       Virgin Atlantic Airways

•                       U.S. Army

Data Integration

•                       Q4 License revenue: $5.4 million; up 97%

•                       85 transactions in Q4; 14 over $100k

•                       Full year license revenue $14.0 million

•                       Key Q4 customer wins:

•                       Brink’s Home Security

•                       Honeywell

•                       Daimler Chrysler

•                       Eli Lilly

•                       European Fund Administration

•                       L’Oreal

•                       Telecom Italia

•                       Wells Fargo Bank

Professional Services BOBJ Standalone Q4

•                  Professional services revenue  +32%

•                  Consulting revenue  +54%

•                  Blue Cross Blue Shield

•                  Home Office

•                  Land O Lakes

•                  Training & Education revenue +23%

Alliance/Partner Highlights

•                       Microsoft

•                       SAP

•                       IBM

•                       Cap Gemini

•                       Bearing Point

•                       Accenture

Strategic Outlook

Bernard Liautaud, CEO

[LOGO]

The Market Leader

The largest revenue with the fastest growth rate among leaders

•                  License revenue 80% larger than nearest competitor

•                  24,000 customers

•                  3,800 employees

•                  1,100 R&D

•                  1,000 Service

•                  1500 partners

[CHART]

2003 in Review

Delivering on our promises

•                       Strong financial and operating results

•                       Successful introduction of Enterprise 6

•                       Mainstreaming data integration

•                       EPM: innovative products; differentiated strategy

•                       Crystal Decisions Acquisition and Integration

•                       Launched new company in January

•                       Continued to deliver strong results

•                       Product integration roadmap delivered on schedule

3 Growth Drivers

•                  Enterprise Business Intelligence

•                  BI becomes ubiquitous

•                  BI for everyone in the enterprise

•                  Enterprise Performance Management

•                  BI becomes strategic

•                  BI to drive business performance improvements

•                  Developer Business Intelligence

•                  BI becomes embedded

•                  BI as a development platform for software developers

Conclusions

•                  We are now one company

•                  We are now the clear leader in BI

•                  80% greater license revenue than nearest competitor

•                  24,000 customers

•                  3,800 employees

•                  Q4 demonstrates continued momentum

•                  We are focused on execution

•                  Integration of the company

•                  Product delivery

•                  Revenue momentum

•                  Profitability improvements